Exhibit 32.2

EAGLEPICHER HOLDINGS, INC. AND ITS SUBSIDIARIES

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of EaglePicher Holdings, Inc. (the “Company”) on Form 10-K for the period ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas R. Pilholski, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ THOMAS R. PILHOLSKI	Date:	February 12, 2004

Thomas R. Pilholski, Senior Vice President
and Chief Financial Officer

110